UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

Juniper Networks, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34501	770422528
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1133 Innovation Way

Sunnyvale, California 94089

(Address, including zip code, of principal executive offices)

(408) 745-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture

On March 4, 2015, Juniper Networks, Inc. (the “Company”) entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), supplementing that certain Indenture, dated as of March 3, 2011 (the “Base Indenture” and together with the Third Supplemental Indenture, the “Indenture”), between the Company and the Trustee, relating to the issuance by the Company of $300 million aggregate principal amount of its 3.300% Senior Notes due 2020 (the “2020 Notes”) and $300 million aggregate principal amount of its 4.350% Senior Notes due 2025 (the “2025 Notes” and together with the 2020 Notes, the “Notes”).

The 2020 Notes bear interest at a rate of 3.300% per annum on the principal amount and the 2025 Notes bear interest at a rate of 4.350% per annum on the principal amount. Interest on the Notes accrues from March 4, 2015 and is payable semiannually in arrears in cash on June 15 and December 15 of each year, beginning on June 15, 2015. The 2020 Notes will mature on June 15, 2020 and the 2025 Notes will mature on June 15, 2025, in each case, subject to earlier repurchase or redemption, as described below.

The Notes are the Company’s senior unsecured and unsubordinated obligations, ranking equally in right of payment to all of the Company’s existing and future senior unsecured and unsubordinated indebtedness and senior in right of payment to any of the Company’s future indebtedness that is expressly subordinated to the Notes. The Notes are effectively subordinated to any of the Company’s secured indebtedness to the extent of the value of the collateral securing such indebtedness and are structurally subordinated to all existing and future liabilities of the Company’s subsidiaries (including trade payables but excluding intercompany liabilities and liabilities of a type not required to be reflected in a balance sheet in accordance with generally accepted accounting principles).

At any time before May 15, 2020, in the case of the 2020 Notes, and before March 15, 2025, in the case of the 2025 Notes, the Company may redeem the Notes of such series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled principal and interest payments due on such Notes, discounted to the redemption date on a semi-annual basis in accordance with the terms of the Indenture using a discount rate equal to the treasury rate plus 30 basis points, in the case of the 2020 Notes, and 37.5 basis points, in the case of the 2025 Notes, plus, in each case, accrued and unpaid interest to, but not including, the redemption date for such Notes. At any time on or after May 15, 2020, in the case of the 2020 Notes, or on or after March 15, 2025, in the case of the 2025 Notes, Notes of such series shall be redeemable, in whole or in part, at the Company’s election, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date for such Notes.

Upon the occurrence of a change of control repurchase event, as defined in the Indenture, holders may require the Company to repurchase some or all of their Notes for cash at a price equal to 101% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest, if any.

The Indenture includes certain customary covenants that limit the ability of the Company and its wholly-owned U.S. subsidiaries to, among other things: create specified liens; enter into certain sale and leaseback transactions for the sale and leasing back of property; and consolidate or merge with or into other companies or sell all or substantially all of the Company’s assets. The restricted covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture provides for customary events of default, including payment defaults, breaches of covenants, certain payment defaults at final maturity or acceleration of other indebtedness and certain events of bankruptcy, insolvency and reorganization with respect to the Company. If any event of default with respect to the Notes occurs and is continuing, subject to the terms of the Indenture, the Trustee or the holders of not less than 25% in aggregate principal amount of the then outstanding Notes may, by a notice in writing to the Company (and to the Trustee if given by the holders), declare to be due and payable immediately the principal of, and accrued and unpaid interest if any, on the Notes. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization with respect to the Company, such amounts with respect to the Notes will be due and payable immediately without any declaration or other act on the part of the Trustee or any holder of the Notes.

The description of the Indenture and the Notes is qualified in its entirety by reference to the text of the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 4, 2011 and is incorporated herein by reference, and the Third Supplemental Indenture and related forms of the 2020 Notes and 2025 Notes, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated March 4, 2015, by and between Juniper Networks, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Note for Juniper Networks, Inc.’s 3.300% Senior Notes due 2020 (incorporated by reference to Exhibit 4.1 hereto)

4.3	Form of Note for Juniper Networks, Inc.’s 4.350% Senior Notes due 2025 (incorporated by reference to Exhibit 4.1 hereto)

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

Date: March 10, 2015	By:	/s/ Mitchell L. Gaynor
Name: Mitchell L. Gaynor
Title: Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated March 4, 2015, by and between Juniper Networks, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of Note for Juniper Networks, Inc.’s 3.300% Senior Notes due 2020 (incorporated by reference to Exhibit 4.1 hereto)

4.3	Form of Note for Juniper Networks, Inc.’s 4.350% Senior Notes due 2025 (incorporated by reference to Exhibit 4.1 hereto)

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)